Schedule of Investments - March 31, 2022
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 97.21%		Held		Value
COMMUNICATION SERVICES - 15.30%
Interactive Media & Services - 4.88%
Alphabet, Inc. (a)		10,350		$28,786,972

Media - 9.15%
Discovery, Inc. (a)		706,500		17,641,305
News Corp.		419,700		9,296,355
Paramount Global		103,900		3,928,459
Stagwell, Inc. (a)		3,188,800		23,086,912
				53,953,031
Wireless Telecommunication Services - 1.27%
Vodafone Group PLC - ADR		451,700		7,507,254
TOTAL COMMUNICATION SERVICES				90,247,257

CONSUMER DISCRETIONARY - 7.04%
Automobiles - 4.46%
General Motors Company (a)		601,600		26,313,984

Hotels, Restaurants & Leisure - 1.02%
Accor SA (a) (v)		186,600		6,012,149

Internet & Catalog Retail - 0.96%
Points.com, Inc. (a)		184,000		3,405,840
Redbubble Ltd. (a) (v)		1,996,100		2,283,077
				5,688,917
Specialty Retail - 0.60%
The ODP Corp. (a)		77,070		3,532,118
TOTAL CONSUMER DISCRETIONARY				41,547,168

CONSUMER STAPLES - 0.83%
Tobacco - 0.83%
Philip Morris International, Inc.		51,900		4,875,486
TOTAL CONSUMER STAPLES				4,875,486

ENERGY - 16.39%
Energy Equipment & Services - 3.13%
Expro Group Holdings NV (a)		179,400		3,189,732
Mcdermott International Ltd. (a)		2,266,028		1,495,579
NOV, Inc.		703,400		13,793,674
				18,478,985
Oil, Gas & Consumable Fuels - 13.26%
Berry Corp.		751,000		7,750,320
Equitrans Midstream Corp.		289,000		2,439,160
Hess Corp.		121,400		12,994,656
Kosmos Energy Ltd. (a)		1,654,600		11,896,574
Murphy Oil Corp.		192,900		7,791,231
Range Resources Corp. (a)		770,000		23,392,600
Shell PLC - ADR		216,500		11,892,345
				78,156,886
TOTAL ENERGY				96,635,871

FINANCIALS - 17.86%
Banks - 5.07%
Citigroup, Inc.		210,400		11,235,360
Popular, Inc.		52,100		4,258,654
Wells Fargo & Company		296,500		14,368,390
				29,862,404
Capital Markets - 10.29%
Credit Suisse Group AG - ADR (l)		2,264,500		17,776,325
The Goldman Sachs Group, Inc.		51,500		17,000,150
Rothschild & Company (v)		391,900		15,496,546
State Street Corp.		119,700		10,428,264
				60,701,285
Consumer Finance - 2.05%
SLM Corp.		658,800		12,095,568

Insurance - 0.45%
Global Indemnity Group LLC		102,500		2,674,225
TOTAL FINANCIALS				105,333,482

INDUSTRIALS - 12.15%
Aerospace & Defense - 2.28%
Babcock International Group PLC (a) (v)		3,170,900		13,463,375

Air Freight & Logistics - 1.49%
Royal Mail PLC (v)		2,049,000		8,803,809

Construction & Engineering - 0.76%
Fluor Corp. (a)		156,300		4,484,247

Industrial Conglomerates - 6.56%
General Electric Company		422,600		38,667,900

Professional Services - 0.33%
Hudson Global, Inc. (a)		48,170		1,959,074

Road & Rail - 0.73%
AMERCO		7,200		4,297,968
TOTAL INDUSTRIALS				71,676,373

INFORMATION TECHNOLOGY - 23.55%
Communications Equipment - 10.14%
F5, Inc. (a)		203,200		42,458,640
Telefonaktiebolaget LM Ericsson - ADR		1,893,600		17,307,504
				59,766,144
Electronic Equipment, Instruments & Components - 2.54%
Arrow Electronics, Inc. (a)		126,400		14,994,832

IT Services - 1.21%
Euronet Worldwide, Inc. (a)		54,800		7,132,220

Semiconductors & Semiconductor Equipment - 0.48%
Micron Technology, Inc.		36,300		2,827,407

Software - 9.18%
Microsoft Corp.		102,400		31,570,944
Oracle Corp.		253,500		20,972,055
Telos Corp. (a)		159,600		1,591,212
				54,134,211
TOTAL INFORMATION TECHNOLOGY				138,854,814

MATERIALS - 2.31%
Chemicals - 2.11%
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422		10,634,416
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,768,263
				12,402,679
Metals & Mining - 0.20%
American Zinc Recycling Corp. (Acquired 07/24/2014 - 12/10/2019, Cost $7,295,703) (a) (f) (i) (m) (u)		7,042		1,194,655
TOTAL MATERIALS				13,597,334

REAL ESTATE - 1.78%
Equity Real Estate Investment Trusts - 1.78%
Seritage Growth Properties (a)		828,200		10,485,012
TOTAL REAL ESTATE				10,485,012

Total common stocks (Cost $518,277,471)				573,252,797

PREFERRED STOCKS - 0.11%
FINANCIALS - 0.11%
Thrifts & Mortgage Finance - 0.11%
Federal Home Loan Mortgage Corp. - Series K (a)		33,300		143,190
Federal Home Loan Mortgage Corp. - Series N (a)		116,400		422,532
Federal Home Loan Mortgage Corp. - Series S (a)		18,400		77,004
TOTAL FINANCIALS				642,726

Total preferred stocks (Cost $268,508)				642,726

TERM LOANS - 0.62%		Principal
CONSUMER DISCRETIONARY - 0.01%		Amount
Specialty Retail - 0.01%
Ascena Retail Group, Inc.
5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 - 11/04/2019, Cost $5,038,279) (b) (d) (m)		$8,654,049		27,044
TOTAL CONSUMER DISCRETIONARY				27,044

ENERGY - 0.16%
Energy Equipment & Services - 0.16%
Lealand Finance Company BV
3.457% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)		442,883		276,801
1.457% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 03/31/2022, Cost $1,473,076) (b) (m) (p)		1,362,913		689,123
TOTAL ENERGY				965,924

MATERIALS - 0.45%
Chemicals - 0.45%
Iracore International Holdings, Inc.
10.000% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)		2,649,013		2,649,013
TOTAL MATERIALS				2,649,013

Total term loans (Cost $9,603,251)				3,641,981
		Contracts
		(100 shares	Notional
PURCHASED PUT OPTIONS - 0.01%		per contract)	Amount
CONSUMER DISCRETIONARY - 0.01%
Automobiles - 0.01%
Tesla, Inc. (a)
Expiration: June 2022, Exercise Price: $160.00		100	$ 10,776,000	2,100
Expiration: January 2023, Exercise Price: $600.00		15	1,616,400	59,520
TOTAL CONSUMER DISCRETIONARY				61,620

Total purchased put options (Cost $853,297)				61,620
Total long-term investments (Cost $529,002,527)				577,599,124
		Shares
COLLATERAL FOR SECURITIES ON LOAN - 0.48%		Held
Money Market Funds - 0.48%
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 0.25%^		2,850,375		2,850,375
Total collateral for securities on loan (Cost $2,850,375)				2,850,375

		Principal
SHORT-TERM INVESTMENTS - 2.01%		Amount
Time Deposits - 2.01%
BNP Paribas, 0.25%, 04/01/2022*	GBP	1		1
JPMorgan Chase & Company, 0.15%, 04/01/2022*		$11,852,574		11,852,574
Total short-term investments (Cost $11,852,575)				11,852,575

Total investments - 100.44% (Cost $543,705,477)				592,302,074

Liabilities in excess of other assets - (0.44)%				(2,607,112)

Net assets - 100.00%				$589,694,962

(a) -	Non-income producing security.
(b) -	The coupon rate shown on variable rate securities represents the rate at March 31, 2022.
(d) -	Issuer is currently in default on its regularly scheduled interest payments.
(f) -
Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees.  The total market value of these securities was $14,478,084, which represented 2.46% of net assets.  See Security Valuation below.

(i) -	Illiquid security. The total market value of these securities was $16,246,347, which represented 2.76% of net assets.
(l) -
All or a portion of this security is on loan.  The total market value of securities on loan was $2,777,820.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) -
Restricted security.  Purchased in a private placement transaction; resale to the public may require registration.  The total market value of these securities was $17,239,315, which represented 2.93% of net assets.

(o) -
Affiliated issuer.  An issuer in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of the Fund's investments in securities of affiliated issuers held during the nine months ended March 31, 2022, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2021	Purchases	Sales	Gains (Losses)	Depreciation	March 31, 2022	Dividends	March 31, 2022
Iracore Investments Holdings, Inc.	$12,061,957	$-	$-	$-	$(1,427,541)	$10,634,416	$-	32,422
	$12,061,957	$-	$-	$-	$(1,427,541)	$10,634,416	$-

(p) -	Payment in-kind (PIK) security.
(u) -	Value determined using significant unobservable inputs.
(v) -
Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model.  The total market value of these securities was $46,058,956, which represented 7.81% of net assets.  See Security Valuation below.

ADR -	American Depositary Receipt
GBP -	British Pound
LIBOR -	London Interbank Offered Rate
USD -	United States Dollar
^ -	Rate shown is the 7-day yield as of March 31, 2022.
* -	Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA’s Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) under guidelines established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange.  When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of March 31, 2022:

Level 1 --- Quoted prices in an active market:
Common Stocks	$513,596,507
Preferred Stocks	422,532
Purchased Put Options	61,620
Money Market Funds	2,850,375
Time Deposits	11,852,575
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	8,295,226
Financials	15,496,546
Industrials	22,267,184
Materials	1,768,263
Preferred Stocks:
Financials	220,194
Term Loans	992,968
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	11,829,071
Term Loans	2,649,013

Total Investments	$592,302,074

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of March 31, 2022:

	Fair Value at March 31, 2022	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$10,634,416	Market comparable companies	EBIT multiple	4.7x - 13.0x	Increase
	1,194,655	Transaction price**	N/A	$169.64	Increase
Total Common Stocks	11,829,071

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$14,478,084

* Unobservable inputs were weighted by the fair value of the investments.
** Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2021	$14,070,772	$3,526,694	$17,597,466
Purchases	-	65,216	65,216
Sales	(655,789)	(942,897)	(1,598,686)
Accrued discounts (premiums)	-	1,017	1,017
Realized gains (losses)	56	14,761	14,817
Change in unrealized appreciation/depreciation	(1,585,968)	(15,778)	(1,601,746)
Transfers into Level 3	-	-	-
Balance at March 31, 2022	$11,829,071	$2,649,013	$14,478,084

Change in unrealized appreciation/depreciation for Level 3 assets held at March 31, 2022	$(1,585,968)	$-	$(1,585,968)

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged.  At March 31, 2022, the Fund did not have any outstanding bridge loan commitments.  Unfunded loan commitments are contractual obligations for funding to a borrower. At March 31, 2022, the Fund did not have any outstanding unfunded loan commitments.